Exhibit 32.2

Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this annual report of Espey Mfg. & Electronics Corp. (the "Company") on Form 10-K for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Kaitlyn O’Neil, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2026

/s/Kaitlyn O’Neil
Kaitlyn O’Neil
Chief Financial Officer

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